Agile Funds, Inc.

Agile Multi-Strategy Fund

Supplement dated December 20, 2006

To Statement of Additional Information dated February 28, 2006

On November 20, 2006, Agile Funds, Inc. (the “Company”) was granted an exemptive order by the Securities and Exchange Commission permitting the Agile Multi-Strategy Fund (the “Fund”) that permits the Fund to invest in other investment companies not affiliated with the Company or in other affiliated investment companies subject to the terms of the exemptive order.

The section on page 24 of the Statement of Additional Information entitled “Application for Exemptive Order” is deleted in its entirety and replaced by the following:

“Exemptive Orders

The Company has received two exemptive orders from the Securities and Exchange Commission.  The first order permits the Adviser, subject to approval by the Company’s Board of Directors, to appoint sub-advisers to conduct the investment programs of the Fund without shareholder approval.  The second order permits the Fund to invest in affiliated and non-affiliated investment companies in excess of the limitations in the Investment Company Act of 1940.”

All references to Michael Brady on page 18 are hereby deleted and the following is added to the “Officers” table on page 18.

OFFICERS
Name, Address, and Age	Position with the Fund	Term of Office and Length of Time Served[2]	Principal Occupation(s) During last 5 years
Harold Dierolf (57) 4909 Pearl East Circle Suite #300 Boulder, Colorado 80301	Chief Financial Officer, Treasurer and Secretary	December 18, 2006	Harold Dierolf has not served in any executive capacity with the Adviser. Mr. Dierolf has been employed as comptroller of the Adviser since 1997.

Michael Brady no longer serves as President of the Adviser but presently maintains his economic interest and voting rights in the Adviser.